                                     Exhibit 99.6 Subordinated Mortgage from the
                                                  Trust to UM


                 MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING

         THIS MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this "Mortgage") is made the 19th day of July, 1996, between BRANDYWINE REALTY TRUST, a Maryland real estate investment trust, with offices at Two Greentree Center, Suite 100, Marlton, New Jersey 08053 ("Mortgagor"), and UM REAL ESTATE INVESTMENT COMPANY, LLC, a New Jersey limited liability company, with offices at 56 Haddon Avenue, Haddonfield, New Jersey 08033 ("Mortgagee").

                               W I T N E S S E T H

         THAT Mortgagor has executed and delivered to Mortgagee its Note bearing even date herewith (the "Note"), wherein Mortgagor promises to pay to Mortgagee the principal sum of One Million and 00/100 ($1,000,000.00) Dollars, lawful money of the United States of America, advanced or to be advanced by Mortgagee to Mortgagor, with interest, if any, thereon, at the rate and times, in the manner and according to the terms and conditions specified in the Note, all of which are incorporated herein by reference, such loan transaction being referred to herein as the "Loan".

         NOW, THEREFORE, in consideration of the indebtedness, and as security for payment to Mortgagee of the principal with interest, and all other sums provided for in the Note and in this Mortgage, according to their respective terms and conditions and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein, Mortgagor does, subject to the rights of Summit Bank under the Subordination Agreement between Mortgagee and Summit Bank of even date herewith (the "Subordination Agreement"), hereby grant, convey, assign and mortgage unto Mortgagee all of its interest in and agrees that Mortgagee shall have a security interest in, all that, certain parcel of real estate situate in the Township of Cherry Hill, County of Camden and State of New Jersey (the "State"), as more particularly described in Exhibit "A" attached hereto and made a part hereof (the "Land"),

         TOGETHER WITH:

         (1) Any and all buildings and improvements erected or hereafter erected thereon;

         (2) Any and all fixtures, appliances, machinery and equipment of any nature whatsoever, and other articles of personal property at any time now or hereafter installed in, attached to or situated in or upon the Land or the buildings and improvements to be erected thereon, or used or intended to be used in connection with the Land, or in the operation of the buildings and improvements, plant, business or dwelling situate thereon, whether or not the personal property is or shall be affixed thereto or deemed to be a fixture and all renewals or replacements thereof or articles in substitution therefor, including the cash and non-cash proceeds thereof;

         (3) All building materials, fixtures, building machinery and building equipment delivered on site to the Land during the course of, or in connection with, construction of the buildings and improvements thereon, all of which shall be deemed to be included within the Mortgaged Property (as hereinafter defined) immediately upon the delivery thereof to the Mortgaged Property;

         (4) Any and all tenements, hereditaments and appurtenances belonging to the Land or any part thereof or intended so to be in any way appertaining thereto, and all streets, alleys, passages, ways, water courses and all easements and covenants now existing or hereafter created for the benefit of Mortgagor or any subsequent owner or tenant of the Land or any part thereof and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issues and profits arising therefrom, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of Mortgagor in and to the Land or any part thereof;

         (5) All leases, contracts of sale and other agreements affecting the use or occupancy of all or any part of the Land, all deposits paid thereunder and all rights of Mortgagor to payment thereunder;

         (All of the above-mentioned Land, improvements, personal property and other property and interests are sometimes collectively referred to herein as the "Mortgaged Property"); and

         (6) All of Mortgagor's right, title and interest now or hereafter acquired by Mortgagor in and to all leases, agreements of sale and other agreements in connection with all or any part of the Mortgaged Property (but without any of the obligations thereunder), and the rents, issues and profits payable therefrom.

         TO HAVE AND TO HOLD on a subordinated (second) basis the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, to its own use forever.

         PROVIDED ALWAYS, and this instrument is upon the express condition that, if Mortgagor pays to Mortgagee the principal sum mentioned in the Note, the interest thereon and all other sums payable by Mortgagor to Mortgagee as are secured hereby, in accordance with the provisions of the Note and this

Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and Mortgagor performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein and in the Note and all of the other documents executed by Mortgagor in connection therewith (together, the "Loan Documents"), then this Mortgage and the estate hereby granted shall cease and become void and Mortgagee shall release the same, at the cost and expense of Mortgagor.

         THIS MORTGAGE is a second purchase-money mortgage, subject and subordinate solely to that certain first mortgage (the "First Mortgage") dated of even date herewith, in the principal amount of $9,777,140 and given by Mortgagor in favor of Summit Bank.

         MORTGAGOR COVENANTS, subject to the First Mortgage and that certain Subordination Agreement, among Mortgagor, Mortgagee and Summit Bank dated this date (the "Subordination Agreement") that until the indebtedness secured hereby is fully repaid:

         1. Seizin and Warranty: Mortgagor warrants that it is indefeasibly seized of the Mortgaged Property in fee simple, free and clear of all liens and encumbrances other than those appearing on the marked-up Commitment to Insure Title issued by Surety Title Corporation under Application No. ST 20505 at the time of initial closing on the Loan. Mortgagor further warrants that Mortgagor has full power and lawful right to convey the same in fee simple as aforesaid; that it shall be lawful for Mortgagee at all times peaceably and quietly to enter upon, hold, occupy and enjoy the Mortgaged Property and every part thereof; that all property, fixtures and equipment described herein will be fully paid for and free from all liens, encumbrances, title retaining contracts and security interests when delivered and/or installed upon the Mortgaged Property; that such property, fixture and equipment shall, to the extent permitted by law, be deemed to be realty and a part of the freehold.

         2. Payment and Performance: Mortgagor shall pay to Mortgagee, in accordance with the terms of the Note and this Mortgage, the principal and interest, and other sums therein set forth; and shall perform and comply with all the agreements, conditions, covenants and stipulations of the Note, this Mortgage and all of the other Loan Documents, the terms of all of which are incorporated herein by reference.

         3. Maintenance of Mortgaged Property: Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property; shall not remove or demolish, or alter the structural character of, any building erected at any time on the Mortgaged Property, without the prior written consent of Mortgagee; shall not permit the Mortgaged Property to become vacant, deserted or unguarded; and shall maintain the Mortgaged Property in good condition and repair, reasonable wear and tear excepted and will make or cause to be made, as and when necessary, all repairs, renewals, replacements, structural and non-structural, exterior and interior, ordinary and extraordinary, foreseen and unforseen.

         4. Insurance and Condemnation: Mortgagor shall keep the Mortgaged Property continuously insured against loss or damage by fire, and against such other hazards as Summit Bank and Mortgagee may reasonably require under an insurance policy with "broad form" endorsement, issued by Aetna Casualty & Surety Company, on a non-contributing and non-reporting form basis, for the full replacement value thereof and including a business interruption policy for a period of not less than one (1) year. Subject to the First Mortgage, all policies, including policies for any amounts carried in excess of the required minimum and policies not specifically required by Mortgagee, shall be maintained in full force and effect, shall be delivered to Mortgagee, with premiums prepaid, shall be endorsed with a standard mortgagee clause in favor of Mortgagee, with Mortgagee and Summit Bank named as loss payee, shall provide for at least thirty (30) days prior written notice of cancellation, non-renewal or material amendment to Mortgagee, shall be written by insurance companies having an A.M. Best Company, Inc. rating of "A" or higher and a financial size category of not less than XII, or otherwise as approved by Mortgagee. In addition, Mortgagor shall at all times be protected by comprehensive general public liability (in an amount of not less than $1,000,000.00 per occurrence), property damage, and flood (if applicable) insurance policies, and such other insurance as is, from time to time, carried by most owners of properties similar to the Mortgaged Property, including, but not limited to, boiler insurance, business interruption insurance and employer's liability insurance, naming Mortgagee as an additional insured and containing a waiver of subrogation against Mortgagee. Such coverages at all times shall be evidenced by current certificates of insurance issued to Mortgagee providing for thirty (30) days prior written notice of cancellation, non-renewal or material amendment of coverage. If the insurance, or any part thereof, shall expire, be withdrawn, be materially amended or become void or unsafe by reason of the failure or impairment of the capital of any company in which the insurance may then be carried, or if for any reason whatever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall immediately place new insurance on the Mortgaged Property, satisfactory to Summit Bank. All renewal policies, with premiums paid, shall be delivered to Mortgagee at least thirty (30) days before expiration of the old policies. In the event of loss, Mortgagor will give prompt notice thereof to Mortgagee, and Mortgagee and Summit Bank may make proof of loss if not made promptly by Mortgagor (but shall have no obligation to do so).

                  Except as may be provided in the First Mortgage, each insurance company concerned is hereby authorized and directed to make payment under such insurance, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints

Mortgagee, irrevocably, as Mortgagor's attorney-in-fact to endorse any draft therefor. Mortgagee shall apply any casualty insurance proceeds toward the costs of reconstruction or restoration of the Mortgaged Property as long as Mortgagor is not in default, and in such case of a default against the outstanding balance of the Loan, notwithstanding that the amount owing thereon may not then be due and payable. If Mortgagee becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of Mortgagor thereunder, shall become the absolute property of Mortgagee.

                  Except as may be provided in the First Mortgage, Mortgagor hereby assigns to Mortgagee any and all awards heretofore and hereafter made to the present and all subsequent owners of the Mortgaged Property by any governmental or other lawful authorities for taking or damaging by eminent domain the whole or any part of the Mortgaged Property or any easement therein, including any awards for any changes of grades of streets, which said awards are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds of any such awards from such authorities and to give proper receipts and acquittances therefor, and to apply the same (after deduction of attorney's fees and other costs of collecting the funds) toward the payment of the amount owing on account of this Mortgage and the Note, notwithstanding that the amount owing thereon may not then be due and payable. Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of evidencing and effecting such assignment of the aforesaid awards to Mortgagee. The aforesaid awards are assigned to Mortgagee free, clear and discharged of any and all encumbrances of any kind or nature whatsoever. Mortgagor further agrees to give Mortgagee prompt notice of the actual or threatened commencement of any proceedings in the nature of eminent domain affecting all or any part of the Mortgaged Property and to deliver to Mortgagee copies of any papers served upon Mortgagor in connection with any such proceedings. No settlement for the damages sustained shall be made by Mortgagor without Mortgagee's prior written approval, which approval shall not be unreasonably withheld.

                  If, prior to the receipt by Mortgagee of either such insurance proceeds or condemnation awards, or both, the Mortgaged Property or any part thereof shall have been sold on foreclosure of this Mortgage, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said sums to the extent of the debt remaining unsatisfied after such sale, with interest thereon at the applicable rate set forth in the Note, and to receive the reasonable counsel fees, costs and disbursements incurred by Mortgagee in connection with the collection of said sums.

                  In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Loan, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee, and Mortgagor hereby appoints Mortgagee as its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

                  Mortgagor may maintain insurance required by means of one or more blanket insurance policies maintained by Mortgagor; provided, however, that
(A) any such policy shall specify, or Mortgagor shall furnish to Mortgagee a written statement from the insurer so specifying, the maximum amount of the total insurance afforded by such blanket policy that is allocated to the Mortgaged Property and any sublimits in such blanket policy applicable to the Mortgaged Property, (B) each such blanket policy shall include an endorsement providing that, in the event of a loss resulting from an insured peril, insurance proceeds shall be allocated to the Mortgaged Property in an amount equal to the coverages required to be maintained by Mortgagor as provided above and (C) the protection afforded under any such blanket policy shall be no less than that which would have been afforded under a separate policy or policies relating only to the Mortgaged Property.

         5. Taxes and Other Charges: Mortgagor shall pay when due and payable and before interest or penalties are due thereon, all taxes, assessments, water and sewer rents and all other charges or claims which may be assessed, levied, or filed at any time against Mortgagor, the Mortgaged Property or any part thereof or against the interest of Mortgagee therein, or which by any present or future law may have priority over the indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale; and Mortgagor shall produce to Mortgagee within ten (10) days of Mortgagee's written request the official receipt for the payment thereof; provided that, if Mortgagor in good faith and by appropriate legal action shall contest the validity of any such item, or the amount thereof, and shall have established on its books a reserve for the payment thereof in such amount as Mortgagee may require, then Mortgagor shall not be required to pay the item or to produce the required receipts while the reserve is maintained and so long as the contest operates to prevent collection, is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor. Mortgagor covenants that no owner of the Mortgaged Property shall be entitled to any credit by reason of the payment of any tax thereon.

         6. Installments for Insurance, Taxes and Other Charges: Subject to the First Mortgage, without limitation of anything else herein contained, Mortgagor, after an Event of Default, shall pay to Mortgagee monthly at the time when the monthly installment of principal and/or interest is payable, an amount equal to one-twelfth (1/12) of the annual premiums not prepaid for the fire and extended coverage insurance and the annual real estate taxes, water and sewer rents, any special assessments, charges or claims and any other item which at any time may be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage; and on demand from time to time, Mortgagor shall pay to Mortgagee any additional sums necessary to pay such taxes and other items, all as estimated by Mortgagee; the amounts so paid shall be security for payment of taxes and said other items shall be used in payment thereof if Mortgagor is not otherwise in default hereunder. Mortgagor will produce to Mortgagee, not later than ten (10) days before the date on which any installment for insurance, taxes, and other charges shall becomes due and owing, receipts for such installments for insurance, taxes, and other charges. No amount so paid shall be deemed to be trust funds and may be commingled with general funds of Mortgagee, and no interest shall be payable thereon. If, pursuant to any provision of this Mortgage, the whole amount of the unpaid principal debt becomes due and payable, Mortgagee shall have the right, at its election, to apply any amount so held, in such order and in such amounts as Mortgagee may elect, against: (a) any amounts payable by Mortgagor hereunder or under any of the other Loan Documents, and/or (b) accrued and unpaid interest, and/or (c) the outstanding principal balance of the Loan. At Mortgagee's option, Mortgagee from time to time may waive, and after any such waiver may reinstate, the provisions of this Paragraph 6 requiring the monthly payments. Mortgagor will furnish to Mortgagee bills and other requests for payment in sufficient time to enable Mortgagee to pay such taxes, assessments, levies, charges and fees as provided above.

         7. Security Agreement: This Mortgage constitutes a security agreement under the Uniform Commercial Code as adopted in the State and creates a second priority security interest in the Mortgaged Property including, without limitation, all furniture, fixtures, equipment and personal property installed in, or to be placed upon, or used in connection with, or necessary for, the operation of the Mortgaged Property, except such personal property owned by tenants in the Mortgaged Property and such personal property owned by the contractor or subcontractors performing work on the Mortgaged Property, whether stored on the Mortgaged Property or elsewhere and used or to be used in connection with the Mortgaged Property; all leases, rents, issues and profits, and all inventory, accounts, accounts receivable, contract rights, general intangibles, chattel paper, instruments, documents, notes, drafts, letters of credit, insurance policies, insurance and condemnation awards and proceeds, trade names, trademarks and service marks arising from or related to the Mortgaged Property and any business conducted thereon by Mortgagor; and all replacements, additions, accessions and cash and non-cash proceeds and products thereof. Mortgagor shall execute, deliver, file and refile any financing statements or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage and the security interest hereby created with respect to such property, and Mortgagor shall pay any reasonable costs or fees incurred in connection therewith. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor after notice and non-delivery for five (5) days. Notwithstanding any release of any or all of the property included in the Mortgaged Property which is deemed "real property", any proceedings to foreclose this Mortgage or its satisfaction of record, the terms hereof shall survive as a security agreement with respect to the security created hereby and referred to herein until the repayment or satisfaction in full of the obligations of Mortgagor as are now or hereafter evidenced by the Note and the other Loan Documents. As to those items of the Mortgaged Property that are, or are to become, fixtures (together with all products and proceeds thereof), it is intended that THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Mortgaged Property is located. The name of the record owner of said Mortgaged Property is Mortgagor set forth on page one of this Mortgage. Information concerning the security interest created by this Mortgage may be obtained from Mortgagee, as subordinated secured party, at its address as set forth on page one of this Mortgage. The address of Mortgagor, as debtor, is as set forth on page one of this Mortgage. This Mortgage covers goods which are or are to become fixtures.

         8. Existence and Taxes: If Mortgagor or any successor or grantee of Mortgagor is a corporation or partnership, it shall keep in effect its existence and rights as a corporation or partnership under the laws of the state of its incorporation or formation and its right to own property and transact business in the State during the entire time it has any ownership interest in the Mortgaged Property. For all periods during which title to the Mortgaged Property or any part thereof shall be held by a corporation or partnership subject to corporate taxes, partnership taxes or taxes similar to such taxes, Mortgagor shall file returns for such taxes with the proper authorities, bureaus or departments, and it shall pay, when due and payable and before interest or penalties are due thereon, all taxes owing by Mortgagor to the United States, to such state of incorporation or formation and to the State and any political subdivision thereof, and shall produce to Mortgagee, if requested, receipts showing payment of any and all such taxes, charges or assessments, all settlements, notices of deficiency or overassessment and any other notices pertaining to Mortgagor's tax liability, which may be issued by the United States, such state of incorporation or formation, or the State and any political subdivision thereof.

         9. Intentionally Deleted.

        10. Compliance with Law and Regulations: Mortgagor shall comply with all laws, ordinances, regulations, restrictions, requirements and orders of all federal, state, municipal and other governmental authorities, of courts and of insurance companies relating to Mortgagor or affecting the Mortgaged Property or the use and operation thereof. Mortgagor also shall promptly comply with the provisions of any recorded covenants, conditions or restrictions to which the Mortgaged Property or any part thereof may at any time be subject. Mortgagor shall not cause or allow the construction or erection of any public, municipal or utility improvements upon the Mortgaged Property other than those required by public authorities, without the prior written consent of Mortgagee, which consent shall not be unreasonably withheld. Mortgagor shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Mortgaged Property or any part thereof without the prior written consent of Mortgagee.

         11. Inspection: Mortgagee and any persons authorized by Mortgagee shall have the right at any time, upon reasonable notice to Mortgagor, to enter the Mortgaged Property at a reasonable hour to inspect and photograph its condition and state of repair in such a manner so as not to unreasonably intefere with Mortgagor's operations.

         12. Declaration of No Set-Off: Within fifteen (15) days after requested to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage, in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and whether there are any set-offs or defenses against it, and if such set-offs or defenses are asserted, a detailed explanation thereof.

         Within fifteen (15) days after requested to do so by Mortgagor, Mortgagee shall certify to Mortgagor, in a writing duly acknowledged, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and whether Mortgagor is in default hereunder or under any of the documents securing the indebtedness evidenced hereby or whether, to the best knowledge of Mortgagee, any event has occurred which with the giving of notice or passage of time, or both, would constitute an Event of Default hereunder.

         13. Right to Remedy Defaults: In the event that Mortgagor should fail to pay taxes, assessments, water and sewer charges or other lienable claims (except in case of contest as aforesaid) or insurance premiums, or fail to make necessary repairs or permit waste, or otherwise fail to comply with its obligations hereunder or under the Note or any other document executed in connection with this Mortgage, then Mortgagee, at its election and upon ten (10) days prior written notice to Mortgagor, shall have the right to make any payment or expenditure which Mortgagor should have made, or which Mortgagee reasonably deems advisable to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due within three (3) days of notice and reasonably detailed explanation thereof from Mortgagor to Mortgagee, shall be secured hereby, and shall bear interest at the default rate, if any, provided in the Note, and if none is so provided, then at the prevailing rate of interest stipulated in the Note, from the date of payment by Mortgagee until date of repayment.

         14. Default:

             A. The occurrence of any one or more of the following after expiration of applicable notice and cure periods, if any, at the option of Mortgagee, shall constitute a default hereunder:

                (1) Failure of Mortgagor to pay any installment of principal or interest, or any other sum, when it is due under the Note or this Mortgage (provided that Mortgagee agrees, not more than once during any twelve (12) month period during the term of this Mortgage to give Mortgagor notice of such failure and allow five (5) days after the giving of such notice to cure such failure, prior to same being an Event of Default); or

                (2) If any warranty, representation or other statement made by Mortgagor in this Mortgage or in any other the other Loan Documents is materially false, incorrect, incomplete or misleading; or

                (3) Mortgagor's non-performance of or noncompliance with any of the other agreements, conditions, covenants, provisions or stipulations contained in the Note or in this Mortgage or any of the other Loan Documents executed in connection with the Loan within thirty (30) days (or such longer period as may be required, provided Mortgagor commences to cure such non-performance or non-compliance within such thirty (30) day period and thereafter proceeds with all due diligence and in good faith to complete such performance or cure such non-compliance) after having received notice thereof from Mortgagee; or

                (4) If Mortgagor shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any relief under any present or future statute, law or regulation, relating to bankruptcy or insolvency or shall file an answer admitting or not contesting the material allegations of a petition filed against it in any such proceeding, or if Mortgagor shall seek or consent to or acquiesce in the appointment of any trustee, receiver, custodian, conservator, sequestrator or similar judicial representative by whatever name of Mortgagor of any material part of its properties not dismissed within sixty (60) days of such appointment; or

                (5) If within sixty (60) days after the commencement of any proceeding against Mortgagor seeking any relief under any present or future statute, law or regulation relating to bankruptcy or insolvency, such proceeding shall not have been dismissed, or if, within sixty (60) days after the appointment without the consent or acquiescence of Mortgagor, of any trustee, receiver, custodian, conservator, sequestrator or similar judicial representative by whatever name of Mortgagor or of any material part of its properties, such appointment shall not have been vacated; or

                (6) If a final judgment for the payment of money in excess of $20,000 shall be rendered against Mortgagor and, within thirty (30) days after the entry thereof, such judgment shall not have been discharged, bonded-over or execution thereof stayed pending appeal, or if, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged; or

                (7) If Mortgagor incurs any debt in addition to the debt secured by this Mortgage and the First Mortgage, which additional debt is secured by all or any part of the Mortgaged Property without the prior written consent of Mortgagee; or

                (8) If any default shall occur under the terms of the First Mortgage.

             B. Upon the occurrence of any default hereunder, Mortgagee may give written notice thereof to Mortgagor, and upon receipt of such written notice, Mortgagor shall have thirty (30) days within which to cure any such default. The continuance of any default after said notice and the elapsing of thirty (30) days, without cure, shall be deemed an "Event of Default" hereunder; provided, however, that if such default is not susceptible of cure within said thirty (30) day period but is susceptible of cure within a reasonable period of time, then said cure period shall be extended for a reasonable period of time, so long as Mortgagor commences its cure within said thirty (30) day period and diligently prosecutes the same to completion. In the case of the occurrence of a default under either Subparagraph 14A(1) or 14A(2) above, such shall constitute an "Event of Default" hereunder without the need for Mortgagee to provide notice thereof to Mortgagor, anything to the contrary herein notwithstanding.

         15. Remedies:

             A. Subject to the terms of the First Mortgage and the Subordination Agreement, if applicable, upon the happening of any Event of Default, the entire unpaid balance of principal, accrued interest and all other sums secured by this Mortgage shall become immediately due and payable, at the option of Mortgagee, without further notice or demand.

             B. When the entire indebtedness shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, then forthwith, subject to the First Mortgage and the Subordination Agreement:

                (1) Foreclosure: Mortgagee may institute an action of mortgage foreclosure, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the Loan, with interest at the rate stipulated in the Note, together with all other sums due by Mortgagor in accordance with the provisions of the Note and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, and all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, other lienable charges or claims, insurance or repairs or maintenance, and all costs of suit. Mortgagor authorizes Mortgagee, at Mortgagee's option, to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property; provided, however, that all leases executed subsequent to the recordation of this Mortgage shall at all times be subject and subordinate to this Mortgage and to all the terms and conditions of this Mortgage and to the rights and liens of the holder of this Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof. The failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor to be, a defense to any proceedings instituted by Mortgagee to recover the indebtedness secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property; however, nothing herein contained shall prevent Mortgagor from disputing in any proceedings the amount of the deficiency or the sufficiency of any bid at such foreclosure sale or that the failure to foreclose any such tenants adversely affects the value of the Mortgaged Property. Upon any such foreclosure sale, Mortgagee may bid for and purchase the Mortgaged Property and, upon compliance with the terms of sale, may hold, retain, possess and dispose of the Mortgaged Property in its own absolute right without further accountability.

                (2) Possession: Mortgagee may enter into possession of the Mortgaged Property, with appropriate legal action, or, in the alternative, Mortgagee shall be entitled as of right to appointment of a receiver without regard to the solvency of Mortgagor or any other person liable for the debt secured hereby, and regardless of whether Mortgagee has an adequate remedy at law; either Mortgagee or said receiver, as the case may be, may (to the extent permitted by law) rent the Mortgaged Property, or any part thereof, for such term or terms and on such other terms and conditions as Mortgagee or such receiver may see fit, collect all rentals (which terms, "rentals", shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rentals to the payment of taxes, water, and sewer rents, other lienable charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, or in reduction of the principal or interest, or both, hereby secured, in such order and amounts as Mortgagee or said receiver may elect.

                (3) Receiver: Mortgagee, without regard to the value or occupancy of the Mortgaged Property or the solvency of Mortgagor, of all or any part of the Loan, with or without notice to Mortgagor, shall be entitled as a matter of right, if it so elects, to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all rents, revenues, issues, income, products and profits thereof and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of the state where the Mortgaged Property is located and such other powers as the court making such appointment shall confer. The expenses, including reasonable receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property, and to collect the rents, issues and profits thereof, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. Mortgagee shall be liable to account only for such rents, issues and profits as are actually received by Mortgagee. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to Mortgagee.

             C. Subject to the Subordination Agreement, Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether or not the principal indebtedness or any other sums secured by the Note and this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action to foreclose this Mortgage, or any other action, for any default by Mortgagor existing at the time the earlier action was commenced.

             D. The Mortgaged Property, if sold pursuant to any writ or order of execution issued on a judgment obtained by virtue of the Note or this Mortgage, or pursuant to any other judicial proceedings under this Mortgage or the Note, may be sold in one parcel, as an entirety, or in such parcels, and in such manner or order as Mortgagee, in its sole discretion, may elect.

             E. Subject to the Subordination Agreement, Mortgagee shall have the power and authority to institute and maintain at any time and from time to time any suits and proceedings as Mortgagee may deem advisable: (1) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of this Mortgage, (2) to preserve or protect its interest in the Mortgaged Property, and (3) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.

             F. Upon request or demand of Mortgagee and following the occurrence of an Event of Default, subject to the First Mortgage and the Subordination Agreement, Mortgagor shall, at its expense, assemble the personal property forming part of the Mortgaged Property and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee, on demand, any and all expenses, including attorneys' fees, incurred or paid by Mortgagee in protecting its interest in such property and in enforcing its rights hereunder with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to such property sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute reasonable notice to Mortgagor. The proceeds of any disposition of such property, or any part thereof, may be applied by Mortgagee to the payment of the indebtedness secured hereby in such priority and proportions as Mortgagee in its discretion shall deem proper.

             G. Subject to the First Mortgage and the Subordination Agreement, Mortgagee shall have the right in its sole and absolute discretion to apply any and all amounts received by Mortgagee in the exercise of any of Mortgagee's rights and/or remedies hereunder or under any of the other Loan Documents, in such order and in such amounts as Mortgagee may elect, against: (1) any amounts payable by Mortgagor hereunder or under any of the other Loan Documents, and/or
(2) accrued and unpaid interest and/or (3) the outstanding principal balance of the Loan.

             H. Neither Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of this Mortgage or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of this Mortgage or the Note without first having obtained the consent of Mortgagor or such other person; and, in the latter event, Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee. No release of all or any part of the security as aforesaid shall in any way impair or affect the lien of this Mortgage or its priority over any subordinate lien.

             16. Counsel Fees: If Mortgagee becomes a party to any suit or proceeding affecting the Mortgaged Property or title thereto, the lien created by this Mortgage or Mortgagee's interest therein (including any proceeding in the nature of eminent domain), or if following the occurrence of an Event of Default, Mortgagee engages counsel to collect any of the indebtedness or to enforce performance of the agreements, conditions, covenants, provisions or stipulations of this Mortgage, the Note or any of the other Loan Documents, Mortgagee's costs, expenses and reasonable fees for legal counsel, whether or not suit is instituted, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the rate provided in the Note, and until paid they shall be deemed to be part of the indebtedness evidenced by the Note and secured by this Mortgage.

             17. Notices: All notices permitted or required under this Mortgage or Note shall be in writing, and shall be sent by certified mail, return receipt requested, postage prepaid or prepaid nationally recognized overnight carrier service with receipt required, addressed to the addressee at the address set forth above, or at such other address as the addressee may hereafter designate to the other party in writing.

             18. Amendment: This Mortgage cannot be changed or amended except by agreement in writing signed by the party against whom enforcement of the change is sought.

             19. Parties Bound: This Mortgage shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns. For purposes of this Mortgage, the neuter shall include the masculine and feminine, and the singular shall include the plural and the plural the singular, as the context may require.

             20. Interest Rate: Notwithstanding any provision contained in this Mortgage or in the Note secured hereby, Mortgagor's liability for interest shall not exceed the limits now imposed by the applicable usury law. If any clause in the Note, this Mortgage or any of the other Loan Documents requires interest payments in excess of the highest rate permitted by the applicable usury law, the clause in question shall be deemed to require such payment at the highest interest rate allowed by the applicable usury law.

             21. Prepayment: The obligation secured hereby may be prepaid in full or in part at any time without penalty. No sums prepaid may be re-borrowed or re-advanced.

             22. Financial Statements: Mortgagor covenants to furnish to Mortgagee at any time upon request, Mortgagor's then current Form 1OK/10Q.

                 Mortgagor also agrees to make its books and accounts relating to the Mortgaged Property available for inspection by Mortgagee or its representatives upon request.

                 Following the occurrence of an Event of Default, Mortgagee may, at it option, require (1) within ninety (90) days after the close of each fiscal year of Mortgagor, current, complete, signed, financial statements prepared in accordance with generally accepted accounting principles by, and certified by, an independent certified public accountant (and in form and content satisfactory to Mortgagee) for Mortgagor and each guarantor and/or surety of the Loan; and (2) within forty-five (45) days of each fiscal quarter, interim statements compiled by such independent certified public accountant in accordance with generally accepted accounting principles.

             23. No Waiver: Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions hereof to be performed by Mortgagor. Acceleration of maturity, once claimed hereunder by Mortgagee, may, at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but tender and acceptance of partial payments alone shall not in any way affect or rescind such acceleration of maturity.

             24. No Obligation to Marshal Assets: Neither Mortgagor nor the holder of any mortgage, lien or other encumbrance affecting all or a part of the Mortgaged Property which is inferior to the lien of this Mortgage shall have any right to require Mortgagee to apply any amounts received by it to the payment of any particular principal indebtedness in preference to any other principal indebtedness secured hereby, and neither Mortgagor nor any such holder shall have any right to require Mortgagee to marshal assets.

             25. Mortgagee Appointed Attorney-in-Fact: Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, in its name and stead, solely to make and execute all conveyances, leases, assignments and transfers of all or any part of the Mortgaged Property sold pursuant to foreclosure or other proceedings, and Mortgagor shall join in the execution of any such instrument of conveyance, assignment or transfer, but such execution by Mortgagor shall not be necessary in order for such conveyance, lease, assignment or transfer to be valid and effective in all respects.

             26. Compliance with Environmental Requirements: Mortgagor covenants that:

                A. Mortgagor shall operate the Mortgaged Property or cause it to be operated in compliance with all applicable laws of the state and federal governments and all applicable rules and regulations promulgated by the New Jersey Department of Environmental Protection (the "Department") or any successor agency thereto. Mortgagor shall have the right in good faith to contest or appeal from such laws, ordinances and regulations and any decision adverse to Mortgagor based thereon, but all costs, fees and expenses incurred in connection with such proceedings shall be borne by Mortgagor.

                B. The term "Hazardous Substances", as used herein shall mean Hazardous Substances or Hazardous Wastes as such terms are defined in N.J.S.A. 58:10-23.11b(k) and N.J.A.C. 7:1E-1.3 and/or those elements or compounds which are contained in the list of hazardous substances covered by the following federal laws: Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C.A. 9601 et seq.; the Superfund Amendments and Reauthorization Act of 1987; the Resource Conservation and Recovery Act of 1976, 42 U.S.C.A. 6901 et seq.; the Clean Water Act, 42 U.S.C.A. 7401 et seq.; the Water Pollution Control Act, N.J.S.A. 58:10A-1 et seq., and all other similar existing and future federal, state and municipal statutes, laws and ordinances governing the environment, all as amended from time to time, together with all rules and regulations issued or promulgated pursuant to or in connection with any of the foregoing.

                C. Mortgagor shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, a Release of Hazardous Substances into any of the Protected Areas, unless said Release of Hazardous Substances is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal or state governmental authorities.

                D. In the event that there shall be filed a lien against the Mortgaged Property or any part thereof (I) by the U.S. Environmental Protection Agency or (ii) by the Department, pursuant to and in accordance with the provisions of N.J.S.A. 58:10-23.11f(f), as a result of the chief executive of the New Jersey Spill Compensation Fund having expended monies from said fund to pay for Damages and/or Cleanup and Removal Costs arising from an intentional or unintentional action or omission of Mortgagor or any previous owner and/or operator of the Mortgaged Property, and resulting in the Release of Hazardous Substances into any of the Protected Areas, then Mortgagor shall, within thirty
(30) days from the date that Mortgagor is given notice that the lien has been placed against any part or all of the Mortgaged Property, or within such shorter period of time in the event that the State of New Jersey has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien, either (I) pay the claim and remove the lien from the Mortgaged Property, or (ii) furnish (a) a bond satisfactory to the title insurance company and Mortgagee in the amount of the claim out of which the lien arises, (b) a cash deposit in the amount of the claim out of which the lien arises, or (c) other security reasonably satisfactory to Mortgagee in an amount sufficient to discharge the claim out of which the lien arises (subject to Mortgagee's agreement, which agreement shall not be unreasonably withheld or delayed, that the commitment of any reputable title insurance company affirmatively to insure over or omit such claim shall constitute such reasonably satisfactory security).

                E. Should Mortgagor cause or permit any intentional or unintentional action or omission resulting in the Release of Hazardous Substances into any of the Protected Areas, without having obtained a permit issued by the appropriate governmental authorities, Mortgagor shall promptly comply with the provisions of the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq.

                F. If Mortgagor obtains, gives or receives notice of any Release of Hazardous Substances or threat thereof at the Mortgaged Property, or receives any notice of violation, request for information or notification that it is potentially responsible for investigation or cleanup of environmental conditions at the Mortgaged Property, demand letter or complaint, order, citation, or other notice with regard to any Release of Hazardous Substances or any other environmental matter affecting the Mortgaged Property or Mortgagor's interest therein (an "Environmental Complaint") from any person or entity, including the Department or the U.S. Environmental Protection Agency (either, the "Authority"), then Mortgagor shall, within five (5) business days, give written notice of same to Mortgagee detailing the facts and circumstances giving rise to the Release of Hazardous Substances or Environmental Complaint. Such information is to be provided to allow Mortgagee to protect its security interest in the Mortgaged Property.

                G. Mortgagor shall promptly forward to Mortgagee copies of any request for information, notification of potential liability, demand letter relating to potential responsibility with respect to the investigation or cleanup of Hazardous Substances at any other site owned, operated or used by Mortgagor to dispose of Hazardous Substances and shall continue to forward copies of communications regarding such claims to Mortgagee until the claim is settled. Mortgagor shall promptly forward to Mortgagee a copy of any filing relating to the Release of Hazardous Substances at any other property owned or leased by Mortgagor that Mortgagor is required to file under any state or local environmental law, regulation or ordinance. Such information is to be provided to allow Mortgagee to protect its security interest in the Mortgaged Property.

                H. If Mortgagor shall fail to respond promptly to any Release of Hazardous Substances, Environmental Complaint or the presence of any Hazardous Substances affecting the

Mortgaged Property, whether or not the same originates or emanates from the Mortgaged Property or any other real estate, and/or if Mortgagor shall fail to comply with any of the requirements of any federal or state environmental law or regulation or local ordinance, Mortgagee may, at its election, but without the obligation to do so after notice and no cure by Mortgagor within five (5) days:
(i) give such notices, and/or (ii) enter onto the Mortgaged Property after reasonable notice to Mortgagor and take such actions as Mortgagee deems reasonably necessary or advisable to clean up, remove, mitigate or otherwise deal with any Release of Hazardous Substances, the presence of Hazardous Substances or any Environmental Complaint. All reasonable costs and expenses incurred by Mortgagee in the exercise of any such rights, including any sums paid in connection with any judicial or administrative investigation or proceeding, fines, penalties, fees for legal counsel and other professionals, together with interest thereon at the default rate stipulated in the Note, and if not specified therein, then at the then applicable rate of interest under the Note, from the date of payment by Mortgagee, shall be immediately due and payable by Mortgagor to Mortgagee, and until paid, shall be added to and become a part of the indebtedness under the Note and shall be secured by the lien of this Mortgage.

                I. Promptly upon the written request of Mortgagee, which written request may be made by Mortgagee from time to time, Mortgagor shall provide Mortgagee, at Mortgagee's initial expense (to be reimbursed by Mortgagor to Mortgagee, immediately upon demand, if such assessment or audit reveals that any Release of Hazardous Substance or other failure or default under this Article, has occurred), an environmental site assessment or environmental audit report issued in favor of Mortgagee and its counsel and prepared by an environmental engineering firm acceptable, in the reasonable opinion of Mortgagee, to assess with a reasonable degree of certainty the existence of a Release of Hazardous Substances and the potential costs in connection with abatement, cleanup or removal of any Hazardous Substances found on, under, at or within the Mortgaged Property; provided that:

                    (1) If such estimates, individually or in the aggregate, exceed $100,000.00, Mortgagee shall have the right to require Mortgagor to post a bond to secure payment of these costs and expenses; and

                    (2) If the Release of Hazardous Substances is the subject of any governmental inquiry, investigation or audit, then the provisions of the preceding subsection shall be suspended during any such governmental action, and Mortgagor shall be subject to any requirement imposed as a result of such governmental action.

                J. In addition to the Events of Default set forth elsewhere in this Mortgage, the filing by any Authority of an Environmental Complaint or expenditure of money by any Authority to respond to a Release of Hazardous Substances or Environmental Complaint at the Mortgaged Property (an "Action") shall constitute an Event of Default under this Mortgage; provided, however, such Action shall not constitute an Event of Default if, within thirty (30) days of the date of notice to Mortgagor of such Action, Mortgagor demonstrates to the reasonable satisfaction of Mortgagee that it has commenced and is diligently pursuing either: (a) cure or correction of the event which constitutes the basis for the Action, including, as necessary, payment of any claims and removal of any lien imposed and continues diligently to pursue such cure or correction to completion, or (b) institutes proceedings for an injunction, a restraining order or other appeal procedure seeking to prevent such Authority from enforcing such Action or to defend against the enforcement of such Action. Mortgagor shall post a bond, letter of credit or other security, in form, substance, and amount acceptable to Mortgagee and the Authority or entity seeking to enforce the Action, to secure the proper and complete cure or correction of the event which constitutes the basis for the Action. Subject to Mortgagee's agreement, which agreement shall not be unreasonably withheld or delayed, the commitment of any reputable title insurance company to affirmatively insure over or to omit such lien shall constitute such reasonably satisfactory security.

                K. Except with respect to any occurrence prior to July 19, 1996, and except with respect to any act or omission of Mortgagee after taking possession of the Mortgaged Property, Mortgagor shall defend and indemnify Mortgagee and hold Mortgagee harmless from and against all loss, liability, damages and expenses, claims, costs, fines, penalties, including fees for legal counsel and other professionals, suffered or incurred by Mortgagee, whether as holder of this Mortgage, as a mortgagee in possession, or as successor-in-interest to Mortgagor, by foreclosure deed or deed in lieu of foreclosure, under or on account of any environmental statute, law, ordinance or order including the assertion of any lien thereunder, with respect to any Release of Hazardous Substances, the presence of any Hazardous Substances affecting the Mortgaged Property, whether or not the same originates or emanates from the Mortgaged Property, including any loss of value of the Mortgaged Property as a result of the foregoing so long as no such loss, liability, damage and expense is attributable to any Release of Hazardous Substances resulting from actions on the part of Mortgagee. Mortgagor's obligations under this Article shall arise upon the discovery of the presence of any Hazardous Substances at the Mortgaged Property, whether or not any federal, state, or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Substances. Mortgagor's obligation hereunder shall survive the termination of this Mortgage.

             27. Condominium Regime: Mortgagor covenants and agrees not to submit any part of the Mortgaged Property to a condominium regime without the prior written approval of Mortgagee. If Mortgagee does grant such approval, Mortgagee shall automatically have the right, but not the obligation, to succeed to Mortgagor as developer or grantor under any master deed subjecting the Mortgaged Property to a condominium regime.

             28. Intentionally Deleted.

             29. Intentionally Deleted.

             30. Purchase Agreements: Mortgagor hereby represents that there are no purchase agreements or agreements to sell all or any part of the Mortgaged Property now in effect.

             31. Intentionally Deleted.

             32. Bankruptcy Waiver: Mortgagor agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, if Mortgagor or any general partner of Mortgagor shall
(I) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended,
(iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, (v) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for mortgagors, Mortgagor shall not assert or request any other party to assert that the automatic stay provided by Section 362 of Title 11 of the U.S. Code (the "Bankruptcy Code") shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Mortgagee to enforce any rights it has by virtue of this Mortgage and all documents executed by Mortgagor in connection herewith, or at law or in equity, or any other rights Mortgagee has, whether now or hereafter acquired, against Mortgagor or against any collateral for the loans evidenced by the Note, including, but not limited to the Mortgaged Property. Specifically, without limiting the foregoing, in the event of any such voluntary or involuntary bankruptcy filing following the execution and delivery of this Mortgage and all documents executed by Mortgagor in connection herewith, Mortgagee shall be entitled, and Mortgagor irrevocably consents, to an order granting relief from any and all stays, including the automatic stay imposed by
Section 362 of the Bankruptcy Code or equitable relief under Section 105 of the Bankruptcy Code, so as to permit Mortgagee to foreclose upon the Collateral and to exercise any and all other rights and remedies of Mortgagee under this Mortgage, any of such documents, or at law or in equity, and Mortgagor hereby irrevocably waives any right to object to such relief.

             33. Recourse: Except as hereinafter set forth, Mortgagor shall not have any personal liability for the payment or performance of any obligations under the Note and in the event of a default under the Note, Mortgagee will look solely to the Mortgaged Property and the rents, issues and profits thereof and any other collateral specifically pledged, assigned or granted by Mortgagor as security therefor, and any judgment obtained against Mortgagor shall so note by its terms or as otherwise permissible by law. Notwithstanding the foregoing, in the event of a default hereunder or under the Note, this obligation shall be recourse to Mortgagor in an amount which is the difference between $3,000,000 and that portion of the recourse obligation from Mortgagor to Summit Bank (pursuant to a Promissory Note in an amount not to exceed $9,777,240 of even date herewith (the "Summit Note")) which is not credited by Summit Bank under the Summit Note upon an event of default (as defined under the Summit Note) by Mortgagor under the Summit Note (e.g., if Summit Bank utilizes $2,000,000 of the recourse amount as a portion of or as all of its remedy under the Summit Note, as the case may be, after an event of default under the Summit Note, the Note to Mortgagee shall be recourse in the amount of $1,000,000). In no event, however, shall (i) this obligation be recourse to Mortgagor in an amount greater than the total amount owing by Mortgagor under the Note, nor (ii) the total recourse to Mortgagor pursuant to the Note and the Summit Note exceed $3,000,000.

             34. Severability: In the event any clause, provision or term of this Mortgage shall be found by a court of competent jurisdiction to be void or unenforceable, such finding shall not be construed to affect the validity of the remaining terms and conditions hereof and such remaining terms and conditions shall remain in full force and effect.

             35. Modification: The parties to this Mortgage may agree to change the interest rate, due date or other term or terms of this Mortgage or the Note. If the parties agree to a change, which change is a "modification" as defined in N.J.S.A. 46:9-8.1 et seq., this Mortgage shall be subject to the priority provisions of that law.

             36. Captions: The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience or reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

             37. Governing Law: This Mortgage and the performance of Mortgagor's obligations hereunder shall be governed by the laws of the State of New Jersey.

             38. Venue: The parties hereby irrevocably and unconditionally agree that any suit, action or other legal proceeding arising out or in connection with this Mortgage, or the obligations secured hereby, shall be brought in the courts of record of the State of New Jersey or the courts of the United States located in said state, consents to jurisdiction of each such court in any such suit, action or proceeding, and waive any objection to the venue of any such suit, action or proceeding in any of such courts.

             39. WAIVER OF JURY TRIAL: TO THE EXTENT PERMITTED BY LAW, THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY LITIGATION BETWEEN MORTGAGOR AND MORTGAGEE ARISING OUT OF OR IN CONNECTION WITH THE LOAN, THIS MORTGAGE AND ANY OF THE OTHER LOAN DOCUMENTS. MORTGAGOR ACKNOWLEDGES THE IMPORTANCE OF THIS RIGHT AND MAKES A KNOWING WAIVER THEREOF IN CONSIDERATION OF THE WILLINGNESS OF MORTGAGEE TO MAKE THE LOAN TO IT.

             IN WITNESS WHEREOF, this Mortgage has been duly executed as of the day and year first above written.

                                      BRANDYWINE REALTY TRUST, a Maryland real estate investment trust


                                       By: /s/ Gerard H. Sweeney
                                           -----------------------------------
                                           Gerard H. Sweeney, President

STATE OF NEW JERSEY                 :
                                    : s.s.

COUNTY OF CAMDEN                    :

         BE IT REMEMBERED, that on this ___ day of _________________, 1996, before me, the undersigned authority, personally appeared GERARD H. SWEENEY, President of BRANDYWINE REALTY TRUST, Mortgagor mentioned in the within instrument, who I am satisfied is the person who signed the within instrument, and he acknowledged that he signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation.


                                     _________________________________________
                                     Printed Name:____________________________
                                     Title:___________________________________
                                     Commission Expiration:___________________


66824-3
July 19, 1996
UMR-002-003

Schedule C
Land
Description                    SURETY                        File Number
                               TITLE CORPORATION               ST 20505
- -------------------------------------------------------------------------------
                            REVISED LEGAL DESCRIPTION

ALL that certain land and premises situate in the Township of Cherry Hill, County of Camden and the State of New Jersey, bounded and described as follows:

TRACT #1-BEGINNING at a point in the Southerly right of way line of New Jersey State Highway Route #38, said point being corner formed by the intersection of the said line of New Jersey State Highway Route #38 with the Easterly right of way line of Third Avenue (50 feet wide), and extending; thence along the said right of way line of New Jersey State Highway Route #38; thence

(1) South 80 degrees 11 minutes 00 seconds East, 19.53 feet to an angle point common with the Southwesterly right of way line of the access road (ramp from New Jersey State Highway Route #38 to Haddonfield Road), and extending; thence along the said right of way line to the access road; thence

(2) South 45 degrees 29 minutes 39 seconds East, 336.69 feet to an angle point, and extending; thence along the right of way line; thence

(3) South 21 degrees 17 minutes 18 seconds East, 120.52 feet to a point formed by the intersection of said access road with the Westerly right of way line of Haddonfield-Sorrell Horse Road (formerly Stoy Landing Road) a/k/a Camden County Route #644 (formerly 66 feet wide), and extending; thence along the said right of way line of Haddonfield-Sorrell Horse Road; thence

(4) South 09 degrees 49 minutes 00 seconds West, 283.83 feet to an angle point, and extending; thence along the said right of way line of Haddonfield-Sorrell Horse Road; thence

(5) South 24 degrees 17 minutes 14 seconds West, 96.03 feet to an angle point, and extending; thence along the said right of way line of Haddonfield-Sorrell Horse Road; thence

(6) South 09 degrees 49 minutes 00 seconds West, 257.21 feet to a point of curvature and extending; thence

(7) at the point of curvature in the Westerly right of way line of Haddonfield-Sorrell Horse Road, curving to the right having a radius of 30 feet, and an arc length of 57.17 feet to a point of tangency connecting the Northeasterly right of way line of Chapel Avenue (50 feet wide) a/k/a Camden County Route #626 with the said right of way line of Haddonfield-Sorrell Horse Road, and extending; thence along the said right of way line of Chapel Avenue; thence

(8) North 61 degrees 00 minutes 11 seconds West, 108.14 feet to an angle point, and extending; thence along the said right of way line of Chapel Avenue;
thence

Schedule C Legal                     SURETY                      File Number
Continued                     TITLE CORPORATION                  ST 20505

(9) North 52 degrees 03 minutes 39 seconds West, 43.50 feet to a corner in point common with Lot 3, Block 176.01 on the Current Tax Map of the Township of
Cherry Hill, and extending; thence along a line common with Lot 3, Block 176.01; thence

(10) North 09 degrees 49 minutes 00 seconds East, 178.31 feet to a corner point common with Lots 2 and 3, Block 176.01, said Tax Map and lands now or formerly of Chapel Printing, and extending; thence along a line common with said Lot 2; thence

(11) South 80 degrees 11 minutes 00 seconds East, 29.43 feet to a corner point, and extending; thence along a line common with said Lot 2; thence

(12) North 09 degrees 49 minutes 00 seconds East, 52.21 feet to a corner point, and extending; thence along a line common with said Lot 2; thence

(13) North 80 degrees 11 minutes 00 seconds West, 183.71 feet to a corner point common with the Easterly right of way line of Third Avenue (50 feet wide), and extending; thence

(14) North 09 degrees 49 minutes 00 seconds East, 670.93 feet to a corner point common with the Southerly right of way line of New Jersey State Highway Route #38 and being the place of beginning.

BEING shown and designated as Lot 1, Block 176.01, Plate 18 on the Current Tax Map of the Township of Cherry Hill. Being known as 457 Haddonfield Road.

TRACT #2-BEGINNING at a point formed by the intersection of the Northeasterly line of Chapel Avenue (width varies) with the Southeasterly line of Third Avenue (50 feet wide) and extending; thence

(1) North 09 degrees 49 minutes 01 seconds East, along the Southeasterly line of Third Avenue, 142.67 feet to a point in the division line between existing Tax Lots 1 and 2, Block 176.01; thence

(2) South 80 degrees 10 minutes 59 seconds East, along said division line,
183.71 feet to point concrete monument in the division line between said Tax Lots; thence

(3) South 09 degrees 49 minutes 01 seconds West, along said division line, 52.21 feet to a set iron pin in the division line between said Tax Lots; thence

Schedule C Legal                    SURETY                      File Number
Continued                      TITLE CORPORATION                ST 20505


(4) North 80 degrees 10 minutes 59 seconds West, along said division line, 29.43 feet to a found iron pin for a corner in the division line between Tax Lots 1, 2 and 3, Block 176.011 thence

(5) South 09 degrees 49 minutes 01 seconds West along the division line between Tax Lots 1 and 3, Block 176.01, 180.26 feet to a point in the Northeasterly line of Chapel Avenue; thence

(6) North 53 degrees 04 minutes 12 seconds West, along said line of Chapel Avenue, 163.20 feet to an angle point in same; thence

(7) North 20 degrees 28 minutes 36 seconds West, along same, 17.86 feet to the point and place of beginning.

BEING shown and designated as Lots 2 and 3, Block 176.01, Plate 18 on the Township of Cherry Hill Tax Map.

COMMONLY known as 469 Third Avenue a/k/a 1700 Chapel Avenue.

              Said property is also known and described as follows:

                            Description of Property
                              457 Haddonfield Road
                           Block 176.01, Lots 1,2 & 3

      All those certain tract or parcel of land situated in the Township of Cherry Hill, County of Camden and State of New Jersey, being more particularly described as follows

      BEGINNING at a point in the southerly right-of-way line of New Jersey State Highway Route 38, said point being the corner formed by the intersection of the said line of New Jersey State Highway Route 38 with the northeasterly right-of-way line of Third Avenue (50 feet wide) and extending; thence, along said right-of-way line of New Jersey State Highway Route 38(1) S. 80o 11' 00" E., 19.53 feet to an angle point common with the southwesterly right-of-way of the access road (ramp from New Jersey State Highway Route 38 to Haddonfield
Road) and extending; thence, along said right-of-way line to the access road (2)
S. 45o 29' 39" E., 336.69 feet to an angle point, and extending; thence, along the right-of-way line (3) S. 21o 17' 18" E., 120.52 feet to a corner point formed by the intersection of said access road with the westerly right-of-way line of Haddonfield-Sorrell Horse Road (formerly Stoy Landing Road), a.k.a. Camden County Route 644 (formerly 66 feet wide), and extending; thence, along the said right-of-way line of Haddonfield-Sorrell Horse Road and lands of Cinelli's Country House, Inc. (4) S. 09o 49' 00" W., 283.83 feet to an angle point, and extending; thence, along said right-of-way line of Haddonfield-Sorrell Horse Road (5) S. 24o 17' 14" W., 96.05 feet to an angle point, and extending; thence, along said right-of-way line of Haddonfield Road
(6) S. 09o 49' 00" W., 257.21 feet to a point of curvature, and extending; thence, (7) at the point of curvature in the westerly right-of-way line of Haddonfield-Sorrell Horse Road, curving to the right, having a radius of 30.00 feet and an arc length of 57.17 feet to a point of tangency connecting the northeasterly right-of-way line of Chapel Avenue (variable width), a.k.a. Camden County Route 626, with the said right-of-way line of Haddonfield-Sorrell Horse Road, and extending; thence, along said right-of-way line of Chapel Avenue (8)
N. 61o 00' 11" W. , 108.14 feet to an angle point, and extending; thence, along said right-of-way line of Chapel Avenue the following four courses (9) N. 52o 03' 39" W., 43.50 feet to a point; thence, (10) S. 09o 49' 01" W., 1.95 feet to a point; thence, (11) N. 53o 04' 12" W., 163.21 feet to a point; thence, (12) N. 20o 28' 36" W., 17.86 feet to a corner in the aforementioned northeasterly right-of-way line of Third Avenue and extending; thence, along said right-of-way line (13) N. 09o 49' 00" E., 813.30 feet to the point and place of beginning.

      SAID ABOVE DESCRIBED tract or parcel of land containing within said bounds
6.324 acres more or less.

      The herein above described is prepared in accordance with an "ALTA/ACSM
(1992) Land Title Survey Block 176.01, Lots 1, 2 & 3" prepared by Taylor, Wiseman and Taylor, Mt. Laurel, New Jersey. Scale 1"=30", dated July, 1996 (Dwg. No. 355-17427)